SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): JUNE 15, 1998


                    SHEFFIELD PHARMACEUTICALS INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


      Delaware                       1-12584                  13-3808303
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission             (I.R.S. Employer
 of incorporation)                 File Number)             Identification
                                                            Number)


425 WOODSMILL ROAD, ST. LOUIS, MISSOURI                           63017
--------------------------------------------------------------------------------
(Address of Principal executive offices)                       (Zip Code)




                                 (314) 579-9899
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code


--------------------------------------------------------------------------------
          (Former Name or Former Address; if Changed Since Last Report)

ITEM 5.           OTHER EVENTS.

                  On June 15, 1998, Sheffield Pharmaceuticals, Inc. (the "Company") announced that it had entered into a sublicense and development agreement (the "Agreement") with Inpharzam International, S.A. of Switzerland ("Inpharzam") (an affiliate of Zambon Group, SpA) for the testing and development of the Company's rights in its MSI technology in respect of therapies for respiratory diseases. A copy of the press release disclosing information relating to the Agreement and certain other matters is attached as an exhibit to this report.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.


                  (c) EXHIBITS

                  1.       Press Release of the Company dated June 16, 1998.

                  2. Form of Sublicense and Development Agreement between Sheffield Pharmaceuticals, Inc. and Inpharzam International, S.A. (portions of this exhibit are omitted and were filed separately with the Securities and Exchange Commission pursuant to the Company's application requesting confidential treatment in accordance with Rule 24b-2 as promulgated under the Securities Exchange Act of 1934, as amended).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               SHEFFIELD PHARMACEUTICALS INC.


Date: June 22, 1998                     By:/S/ JUDY ROESKE BULLOCK
                                           -------------------------------------
                                              Judy Roeske Bullock
                                              Vice President and Chief Financial
                                              Officer